Exhibit 10.3.8
FIRST AMENDMENT TO THE
SANDRIDGE ENERGY, INC. SPECIAL SEVERANCE PLAN

THIS FIRST AMENDMENT TO THE SANDRIDGE ENERGY, INC. SPECIAL SEVERANCE PLAN (this “First Amendment”), is effective as of December 17, 2018.
WHEREAS, SandRidge Energy, Inc. (the “Company”) has adopted the SandRidge Energy, Inc. Special Severance Plan (the “Plan”), effective April 1, 2018 (the “Plan Effective Date”), to provide certain benefits to Eligible Employees, as defined therein, who are separated from employment following the Plan Effective Date through March 31, 2019 in circumstances that make them eligible for benefits under the Plan.
WHEREAS, the Company intends to extend the Plan to be effective through March 31, 2020 and therefore desires to amend the Plan;
NOW, THEREFORE, the Plan is hereby amended as follows:
1.Each of Paragraphs 1 and 9 of the Plan is hereby amended by replacing “March 31, 2019” with “March 31, 2020”.

SANDRIDGE ENERGY, INC.

/s/ William M. Griffin, Jr.
William M. Griffin, Jr.
President and Chief Executive Officer